                                                                 EXHIBIT 10.33

                                AMENDMENT NO. 2

                 This AMENDMENT NO. 2 amends each of

(i) the Pooling and Servicing Agreement dated as of February 10, 1993 as amended by Amendment No. 1, dated January 31, 1994 (the "Pooling and Servicing Agreement"), including Annex X thereto, and as supplemented by the Variable Funding Supplement dated as of February 12, 1993, the Series 1993-1 Supplement dated as of July 23, 1993 (the "Series 1993-1 Supplement"), the Series 1993-2 Supplement dated as of July 23, 1993 (the "Series 1993-2 Supplement"), the Series 1994-1 Supplement dated as of March 24, 1994 (the "Series 1994-1 Supplement"), the Series 1994-2 Supplement dated as of March 24, 1994 (the "Series 1994-2 Supplement") and the Series 1994-3 Supplement dated as of March 24, 1994 (the "1994-3 Supplement") each among Ingram Funding Inc. ("Funding"), Ingram Industries Inc. ("Ingram") and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (the "Trustee"),

(ii) the Asset Purchase and Sale Agreement dated as of February 10, 1993 (the "Purchase Agreement") as amended by Amendment No. 1, dated January 31, 1994 between Funding and Ingram,

(iii) the Asset Purchase and Sale Agreement dated as of February 10, 1993 (the "Micro Purchase Agreement") as amended by Amendment No. 1, dated January 31, 1994 between Ingram Micro Inc. ("Micro") and Ingram,

(iv) the Asset Purchase and Sale Agreement dated as of February 10, 1993 (the "Commtron Purchase Agreement") as amended by Amendment No. 1, dated January 31, 1994 between Ingram Entertainment Inc., ("Entertainment") (as successor to Commtron) and Ingram,

(v) the Subservicing Agreement dated as of February 12, 1993 (the "Micro Subservicing Agreement") between Ingram and Micro,

(vi) the Subservicing Agreement dated as of February 12, 1993 (the "Commtron Subservicing Agreement") between Ingram and Commtron,

(vii) the Letter of Credit Reimbursement Agreement dated as of February 10, 1993, as amended on October 15, 1994, (the "LOC Agreement") among Distribution Funding Corporation (the "CP Issuer"), Funding, Chemical Bank ("Chemical"), and the LOC Issuers named therein, and


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(viii)           the Liquidity Agreement dated as of February 10, 1993, as
                 amended on October 15, 1994, (the "Liquidity Agreement") as amended by Amendment No. 1, dated January 31, 1994 among the CP Issuer, Funding, Ingram, Chemical, NationsBank of North Carolina, N.A. ("NationsBank"), The Bank of Nova Scotia ("BNS" and, together with Chemical and NationsBank, the "Banks"), Chemical, as agent for the Banks, with BNS, NationsBank and the Industrial Bank of Japan, Limited, Atlanta Agency, as Lead Managers,

and is entered into as of September 13, 1996 (the "Amendment Effective Date") by and among each of the above-named parties to the several agreements listed above.

                 WHEREAS, the parties to each of the Agreements desire to enter into certain amendments thereto and to consent to all such amendments to all such Agreements,

                 NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

               I. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in, or for purposes of, the Agreement(s) in which such term is used.

              II. Amendments to Pooling and Servicing Agreement. The Pooling and Servicing Agreement shall be amended as follows:

                          A.      Assumption and Release of Duties

                                  From and after the date of consummation and
settlement of the stock transfers contemplated in the Exchange Agreement described in the registration statement (SEC Registration No. 333-08453)filed with the Securities and Exchange Commission (the "SEC") with respect to the common stock of Ingram Micro Inc., a Delaware corporation ("New Micro") (such date the "Reorganization Date"), Micro will assume all of the duties and obligations of Ingram under the Pooling and Servicing Agreement and as of such date Ingram shall be released from all of its duties and obligations under or in connection with such Agreement except as expressly provided herein.

                          B.      Conveyance of Receivables

                                  It is recognized and agreed that in light of
the various changes being accomplished under this Amendment, from and after the Amendment Effective Date, Entertainment, as successor to Commtron, and Micro will be removed as Designated Subsidiaries and it is further agreed that accounts receivable created by the Ingram Book Company division of Ingram shall no longer be





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
Receivables for purposes of Section 2.01 of the Pooling and Servicing Agreement. Micro shall assume all of the duties and obligations of Ingram under the Purchase Agreement; provided, however, that Micro shall have no obligation to sell accounts receivable generated by its "CMD" (as defined in Exhibit B hereto) operations. Therefore, for the avoidance of doubt, Ingram, Micro and Entertainment hereby agree as follows:

         Each of Ingram, Micro and Entertainment represents and warrants that all of the conditions necessary for the removal of Micro and Entertainment as Designated Subsidiaries in accordance with Section
         2.2 of the Purchase Agreement have been fulfilled; and

         As of the Amendment Effective Date, any and all Receivables purchased by Funding and conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement by Funding shall be limited to Receivables created by and purchased from Micro (exclusive of Receivables created by CMD).

                          C.      Continuing Obligations of Ingram

                                  It is agreed that Ingram shall not be
released from any of its duties and obligations with respect to any Receivables transferred under the Pooling and Servicing Agreement prior to the Amendment Effective Date, including the requirements with respect to the preparation and submission of reports on such Receivables. Further, the obligations of Ingram under Sections 8.04, 8.06 and 8.08 of the Pooling and Servicing Agreement shall remain in effect with respect to liabilities that may arise with respect to the activities Ingram has conducted as Servicer and with respect to the application of such provisions to Receivables transferred prior to the Amendment Effective Date.

                                  Ingram shall continue to maintain the books
and accounts required under Section 3.03(t), and shall continue to be responsible for the performance of its obligations under Sections 3.03 (1),(q) and (o), of the Pooling and Servicing Agreement, but only until the Reorganization Date. On and after the Reorganization Date, such duties shall be the responsibility solely of Micro.

                                  It is further understood and agreed that on
and after the Reorganization Date, Ingram shall have the right to repurchase all Receivables with any unpaid balance held under the Pooling and Servicing Agreement which were created by either Ingram or Entertainment at a price equal to the Purchase Price thereof, increased by an amount appropriate to recover the amount determined under the Seller's Discount provisions with respect to such Receivables, less any amounts actually collected by the Trust with respect to such Receivables. Ingram agrees to use its best efforts to repurchase such Receivables on the Reorganization Date or as





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
soon thereafter as practicable; provided, however, that no such repurchase shall be made if as of the result of any such repurchase of a Receivable an Event of Termination with respect to any Series would occur.

                          D.      Amendments with Respect to Allocations and
Payments.

                                  Section 4.03(b)(i)(B) is revised to be as
follows:

                                  (B) Allocate and pay to the holder of the
Transferor Certificate an amount equal to the product of (1) the Invested Percentage for such Series and (2) the Principal Collections for such Business Day; provided that no such allocation or payment shall be made if on such Business Day there shall be in existence a Suspension Event or an Event of Termination.

                                  The last paragraph of Section 9.01 is revised
to be as follows:


then, (a) in the case of any event described in subparagraph (i) (other than clause (B) thereof), (ii) and (vi) after any applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Investor Certificates of the related Series evidencing Undivided Interests aggregating more than 65% of the related Invested Amount of such Series by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an Event of Termination has occurred (A) with respect to all Series of Certificates (in the case of notice given by the Trustee) or (B) such Series (in the case of notice given by Investor Certificateholders) as of the date of such notice, or

         (b) in the case of any event described in clause (B) of subparagraph
(i) or in subparagraphs (iii), (iv), (v), (vii), or (ix) an Event of Termination with respect to all Series shall occur without any notice or other action on the part of the Trustee or any Certificateholder immediately upon the occurrence of such event, or

         (c) in the case notice is provided to the Trustee that any event described in subparagraph (viii) has occurred, the Trustee by notice then given in writing to the Transferor and the Servicer will declare that an Event of Termination has occurred with respect to all Series of Certificates as of the date of such notice; provided, however, that in the event that within ten days of such notice by the Trustee, the Holders of Investor Certificates of a Series evidencing Undivided Interests aggregating at least 65% of the related Invested Amount of such Series shall provide written notice to the Trustee, the Transferor and the Servicer that they





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
waive such Event of Termination, then no Event of Termination shall result with respect to such Series.

                          E.      Amendments with Respect to Allocations and
Distributions After Amortization Period Commencement Date.

                                  It is agreed that the modifications addressed
with respect to the allocation and payment provisions of Section 4.04 with respect to each of the Supplements other than the Variable Funding Supplement shall become effective on the Amendment Effective Date; provided, however, that the effectiveness of such modifications to Section 4.04 shall be suspended and the provisions of Section 4.04 as in effect prior to the Amendment Effective Date shall be reinstated beginning on the later of June 30, 1997 and such date as Micro's independent accountants shall have confirmed in writing that the accounting treatment of the sale of the Receivables under generally accepted accounting principles ("GAAP") shall not be changed by such suspension and reinstatement (any such adverse change, an "Adverse Balance Sheet Event"). Micro agrees to use its best efforts to obtain from its independent accountants on or before the 10th Business Day immediately preceding June 30, 1997 either
(i) such confirmation or (ii) a written statement that such confirmation cannot be made, identifying the pronouncements or other applicable accounting standards that formed the basis of such conclusion and shall promptly furnish a copy of any such document it receives to the Trustee and to each Certificateholder.


                                  Such suspension shall continue in effect
until and unless such provisions are further amended; provided however, if, on or prior to July 1, 1998, (x) there shall be in effect a published interpretation or similar determination by the SEC that has the effect of an Adverse Balance Sheet Event (which would for this purpose include any written communication with respect to FASB 125 from the SEC to Micro with respect to a potential SEC enforcement action should Micro not restate its balance sheets) and (y) Micro shall receive written advice from its independent accountants that, based upon its review of the SEC publication or determination described in (x) above, if the suspension of the modifications to Section 4.04 provided in this Amendment No. 2 were revoked and such modifications were in effect, there would be no on-going Adverse Balance Sheet Event, then the suspension of such modification shall be revoked upon notice by Micro to the Trustee and the Certificateholders of such circumstances, such notice to be accompanied by a copy of such written advice from Micro's independent accountants identifying the pronouncements, including such SEC publication or determination, or other applicable accounting statements that formed the basis of such conclusion. Notwithstanding the above sentence, if the publication or determination referred to in (x) above is based upon either (a) modifications to FAS 125 that occur subsequent to June 30, 1997 or (b) other accounting pronouncements that are adopted subsequent to





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
June 30, 1997, then no such revocation of the suspension of the modification shall occur.

                                  Prior to this amendment, subparagraphs (h),
(k), (l), (m) and (n) of such Section have contained an exception as to allocation and payment after the Amortization Period Commencement Date that operates to characterize certain amounts as Principal and direct the payment of such amounts to the Class A Certificates until such Certificates have received full payment of principal. The substance of this portion of Amendment No. 2 is to revise such provisions so that these amounts will not be paid as Principal on the Class A Certificates, but will be retained in a new account, the "Class B Certificate Collection Account", which will be maintained until the respective Class A Certificates have received full payment of principal. On each Settlement Date until such time, amounts on deposit in the Class B Certificate Collection Account will be applied to (1) the Class A Default Deficiency Amount and (2) the reimbursement of Class A Charge-Offs under subparagraphs (i) and (j), respectively, of Section 4.04, to the extent that such Deficiencies or Charge-Offs exist. After the Class A Certificates have been fully paid, all amounts on deposit in the Class B Certificate Collection Account shall be released and applied to the other purposes described in
Section 4.04.

                                  The revisions to Section 4.04 for each of
such Supplements are contained in Exhibit A attached hereto.

                          F.      Annex X

                                  Subparagraph (iv) of the definition of
"Eligible Receivable" shall be amended to be as follows:

                          (iv) which does not constitute an obligation of the United States, or any state or any city or other political subdivision thereof, or any agency, instrumentality or subdivision of any of the foregoing;

                                  A new definition shall be inserted as
follows:

"Suspension Event" shall mean that at the close of business on the date of determination either of the following conditions shall exist:

                          a. the Adjusted Eligible Principal Receivables shall be less than the Minimum Adjusted Eligible Principal Receivables; or

                          b. The Transferor Eligible Amount shall be less than the Transferor Minimum Amount.





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                          G.      Miscellaneous

                                  On and after the Amendment Effective Date,
the Servicing Fee shall be payable to Micro. Ingram and Micro may allocate the Servicing Fee for periods prior to the Reorganization Date as they shall agree.

             III. Amendments to the Purchase Agreement. The Purchase Agreement shall be amended as follows:

                          A.      Assumption and Release of Duties

                                  From and after the Amendment Effective Date
Micro will assume all of the duties and obligations of Ingram under the Purchase Agreement with respect to Receivables delivered from and after the Amendment Effective Date. Ingram shall continue to perform its duties and obligations with respect to Receivables delivered prior to the Amendment Effective Date until the Ingram Release Date which shall be the later to occur of (i) the date on which the Trustee provides notification to Ingram and Entertainment that it no longer holds any interest in Receivables created by Entertainment or Ingram (the "Entertainment Notification Date") and (ii) the Reorganization Date. After the Ingram Release Date, Ingram shall be released from all of its duties and obligations under or in connection with the Purchase Agreement except as expressly provided herein.

                          B.      Conveyance of Receivables

                                  It is agreed that from and after the
Amendment Effective Date, Micro will become the Seller under the Purchase Agreement and that Micro will not own or have any right to convey Receivables created by either Ingram or Entertainment. Therefore, from and after the Amendment Effective Date, the Purchase Agreement will relate to Receivables created by Micro only. As earlier indicated, Micro shall not have an obligation to sell CMD Receivables under the Purchase Agreement.

                          C.      Continuing Obligations of Ingram

                                  It is agreed that Ingram shall not be
released from any of its duties and obligations with respect to any Receivables sold pursuant to the Purchase Agreement prior to the Amendment Effective Date. Further, the obligation of Ingram under Section 9.13 of the Purchase Agreement shall remain in effect after the Ingram Release Date. All other duties and obligations of Ingram under the Purchase Agreement shall terminate on the Ingram Release Date.





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
                          D.      Security Interests

                                  Micro shall take all actions necessary to
create in favor of the Buyer the security interest contemplated by Section 2.1(f) of the Purchase Agreement in all Receivables transferred on and after the Amendment Effective Date. The Buyer and the Trustee shall cooperate with Ingram to release any security interest held by them in receivables created by Ingram to the extent such receivables were created after the Amendment Effective Date.

                          E.      Term and Termination

                                  Section 8.1 of the Purchase Agreement is
revised so that the existing clause (v) shall become clause (vi) and a new clause (v) shall be inserted to be as follows:

                          (v) an officer of the Seller receives notice or becomes aware that notice of a lien has been filed by the Pension Benefit Guaranty Corporation against the Seller, the Transferor or the Trust under Section 412 of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or Section 302(f) of ERISA applies;

                          F.      Miscellaneous

                                  To the extent that any explicit provision of
the Purchase Agreement shall be inconsistent with the intent of the shifting of duties and obligations addressed in this Section III, such provision shall be interpreted to apply in a manner consistent with the intention of the shift of such duties and obligations from Ingram to Micro.

              IV. Amendments to the Micro Purchase Agreement. The Micro Purchase Agreement shall be amended as follows:

                 From and after the Amendment Effective Date, Micro shall have no obligation to sell and Ingram shall have no obligation to buy any receivables under the Micro Purchase Agreement. During the period commencing on the Amendment Effective Date and ending on the date the Trustee provides notification to Ingram and Micro that it no longer holds any interest in Receivables created by Micro prior to the Amendment Effective Date (the "Micro Notification Date"), both Micro and Ingram shall continue to perform all of their duties and obligations with respect to Receivables sold prior to the Amendment Effective Date. After the Micro Notification Date, neither Micro nor Ingram shall have any continuing duties under the Micro Purchase Agreement and such agreement shall terminate for all purposes.

               V. Amendments to the Commtron Purchase Agreement. The Commtron Purchase Agreement shall be amended as follows:

                 From and after the Amendment Effective Date, Entertainment shall have no obligation to sell and neither Ingram nor Micro shall have any obligation to buy any receivables under the Commtron Purchase Agreement.
During the period commencing on the Amendment Effective Date and ending on the Entertainment Notification Date, both Entertainment and Ingram shall continue to perform all of their duties and obligations with respect to Receivables sold prior to the Amendment Effective Date. After the Entertainment Notification Date, neither Entertainment nor Ingram shall have any continuing duties under the Entertainment Purchase Agreement and such agreement shall terminate for all purposes.

              VI. Amendments to the Micro Subservicing Agreement. The Micro Subservicing Agreement shall be amended as follows:

                 Micro shall continue to perform all of its duties and obligations under the Micro Subservicing Agreement until the Micro Notification Date at which time the Micro Subservicing Agreement shall terminate and Micro shall have no continuing duties or obligations thereunder.

             VII.         Amendments to the Commtron Subservicing Agreement.
The Commtron Subservicing Agreement shall be amended as follows:

                 Entertainment shall continue to perform all of its duties and obligations under the Commtron Subservicing Agreement until the Entertainment Notification Date at which time the Commtron Subservicing Agreement shall terminate and Entertainment shall have no continuing duties or obligations thereunder.

            VIII. Amendments to the LOC Agreement. The LOC Agreement shall be amended as follows:

                          A.      Assumption and Release of Duties

                                  From and after the Reorganization Date, Micro
shall become the Servicer under the Pooling and Servicing Agreement and shall assume all of the duties and obligations of Ingram in its capacity as Servicer under the LOC Agreement, except that Ingram shall have the continuing responsibilities provided for under Section 5.03(b) of the LOC Agreement.

                                  Micro hereby makes the representations and
warranties contained in: (i) Section 3.03, as of the Effective Date, and (ii)
Section 3.04 as of the Reorganization Date, in each case, substituting Micro for Ingram in each of such provisions. Micro assumes all of the duties and obligations of Ingram under the LOC Agreement in addition to those in its capacity as Servicer as





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
of the Reorganization Date and as of such date Ingram shall be released from all of such duties and obligations.

                          B.      Extension of Term

                                  By execution of this Amendment No. 2, each of
the LOC Issuers agrees that the LOC Commitment and its respective Percentage of the LOC Commitment is hereby extended until December 31, 1999.


              IX. Amendments to the Liquidity Agreement. The Liquidity Agreement shall be amended as follows:

                          A.      Assumption and Release of Duties

                                  From and after the Reorganization Date, Micro
shall become the Servicer under the Pooling and Servicing Agreement and shall assume all of the duties of Ingram in its capacity as Servicer in connection with the Liquidity Agreement and Ingram shall be released from all such duties and obligations except as otherwise provided in this Amendment No. 2.

                                  Further, in connection with the changes
effected by this Amendment No. 2, Micro will assume the duties of Ingram under the Purchase Agreement and Micro will acquire all of the outstanding capital stock of Funding. It is therefore agreed that from and after the Reorganization Date, Micro shall assume all of the duties and obligations of Ingram in connection with the Liquidity Agreement that do not relate to Ingram in its role of servicer and that as of such date Ingram shall be released from all of such duties and obligations.

                          B.      Covenants of Micro

                                  Micro hereby makes the covenants contained in
Sections 7.02(a), (b), (c), (d), (e) and (f) of the Liquidity Agreement, substituting Micro for Ingram in each of such provisions. The Financial Covenants contained in Section 7.02(g) shall be amended and become effective from and after the date on which Micro acquires Funding from Ingram (the "Acquisition Date") to be as follows:

                 Section 7.02(g) Financial Covenants.  Micro will not permit:

                      (i) its consolidated current ratio at the end of any Fiscal Period to be less than 1.0:1.0;

                      (ii) the ratio of (i) Consolidated EBITDA for any period of four consecutive Fiscal Periods to





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
                                  (ii) Consolidated Interest Charges for such period to be less than 3.5 to 1.0;

                    (iii) the ratio of (i) the average daily balances of Consolidated Funded Debt during any Fiscal Period to (ii) Consolidated EBITDA for the period of four Fiscal Periods ending on the last day of such Fiscal Period to exceed 3.5 to 1.0;

                      (iv) the Consolidated Tangible Net Worth as at the end of any Fiscal Period to be less than the sum of (i) the greater of (A) $500,000,000 and (B) an amount equal to 90% of Consolidated Tangible Net Worth as at the end of the Fiscal Year ending nearest to December 31, 1996, plus (ii) as of the end of each Fiscal Year commencing with the Fiscal Year ending closest to December 31, 1997, 67% of Consolidated Net Income (without taking into account any losses incurred in any Fiscal
                                  Year) since the beginning of the Fiscal Year which began closest to December 31, 1996; and

                      (v) except for dividends paid, or redemptions made, in any Fiscal Year that do not exceed fifty percent (50%) of Consolidated Net Income for the immediately preceding Fiscal Year, Micro will not declare or pay any dividends (in cash, property or obligations) or any other payments or distributions on account of, or set apart money for a sinking or analogous fund for, or purchase, redeem, retire or otherwise acquire for value any of its shares of capital stock now or hereafter outstanding or any warrants, options or other rights to acquire the same; return any capital to its stockholders as such; or make any distribution of assets to its stockholders as such; provided, however, that Micro may redeem, purchase or acquire any of its capital stock (i) issued to employees pursuant to any Plan or other contract or arrangement relating to employment upon the termination of employment or other events or
                                  (ii) in a transaction contemplated by the Transition Agreements.

                                  Capitalized terms contained in this Section
7.02(g) and not otherwise defined herein shall have the respective meanings ascribed to such terms in that certain Credit Agreement in the amount of $1,000,000,000 among Micro, Ingram European Coordination Center N.V., Ingram Micro Singapore PTE LTD., Ingram

Micro Inc. (Canada) and certain financial institutions as named therein or any successor agreement thereto (the "Credit Agreement").


                          C.      Miscellaneous

                                  Micro shall be substituted for Ingram in
Section 8.01(f) and the release of Ingram from responsibilities as provided in this Amendment No. 2 shall not constitute an Event of Default under such provision.

                          D.      Extension of Term

                                  By execution of this Amendment No. 2, each of
the Liquidity Agent and the Lead Managers agrees that the Liquidity Commitment and its Percentage of the Liquidity Commitment is hereby extended until December 31, 1999.

               X. Notices. The notice provisions of each of the documents being amended are hereby revised such that all notices previously directed to Ingram, the Transferor, or Servicer shall be directed to Ingram Micro, Inc., 1600 E. St. Andrew Place, Santa Ana, California 92705, Attn:
Treasurer, with a copy to Ingram Micro Inc., 1600 E. St. Andrew Place, Santa Ana, California 92705, Attn: General Counsel.

              XI. Collateral Matters. The parties to this Amendment No. 2 understand that in connection with the changes effected by this Amendment No. 2, on or about the Reorganization Date Micro will acquire all of the outstanding capital stock of Funding, and that Micro will acquire each of the Subordinated Note, dated February 10, 1993 issued by Funding and the Revolving Note dated as of February 10, 1993 issued by Funding and the right to all payments made under each of such notes. For purposes of Section 7.01(h)(iv) of the Liquidity Agreement and to the extent otherwise required by any of the documents being amended by this Amendment No. 2 or by any other document or agreement, by execution of this Amendment No. 2 each of the undersigned consent to such transfers.

                                  It is further understood and agreed that
prior to the Reorganization Date, Micro's parent, Ingram Micro Holdings Inc., and Micro will each be merged into New Micro and, as a result thereof, New Micro shall succeed to all of the rights and obligations of Micro under each of the Agreements amended by this Amendment No. 2.

             XII. Consent to Amendments. Each party hereto hereby consents to each amendment to each Agreement provided for in this Amendment No. 2.





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
            XIII. Ratification of Agreements. As amended by this Amendment No. 2, each Agreement is in all respects ratified and confirmed. To the extent of any conflict or inconsistency between the Agreements and this Amendment No. 2, it is agreed that the provisions of this Amendment No. 2 shall control.

             XIV. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, which may include facsimile counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

              XV. Governing Law. THIS AMENDMENT NO. 2 SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

             XVI. Confirmation of Ratings. This Amendment No. 2 shall not become effective unless and until the Trustee shall have received written confirmation from each Rating Agency that the effectiveness hereof will not result in either the reduction or withdrawal of the ratings currently assigned by such Rating Agency to both the Commercial Paper and the Class A Certificates of each of the Series 1993-1, Series 1993-2, Series 1994-1, Series 1994-2 and Series 1994-3.

            XVII. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Amendment No. 2 or for or in respect of the recitals contained herein, all of which recitals are made solely by Funding, Ingram and Micro.





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
                 IN WITNESS WHEREOF, each of the parties to the Agreements has caused this Amendment No. 2 to be executed by its duly authorized officer as of the date set forth above and, as applicable, consents to each of the changes effected thereby.

                                   INGRAM FUNDING INC.



                                   By:
                                         -------------------------------
                                         Name: Robert W. Mitchell
                                         Title: Asst. Treasurer



                                   INGRAM INDUSTRIES INC.



                                   By:
                                         -------------------------------
                                         Name: Robert W. Mitchell
                                         Title: V.P. and Treasurer





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
                                   THE CHASE MANHATTAN BANK, as Trustee


                                   By:
                                         --------------------------------
                                         Name:
                                         Title:

                                   INGRAM MICRO INC.


                                   By:
                                         --------------------------------
                                         Name: Robert W. Mitchell
                                         Title: Asst. Treasurer

                                   INGRAM ENTERTAINMENT INC.,
                                   as successor to COMMTRON CORP.


                                   By:
                                         --------------------------------
                                         Title: Vice Chairman and
                                                Treasurer


                                   DISTRIBUTION FUNDING CORPORATION

                                   By:
                                         --------------------------------
                                         Name:
                                         Title: Vice President



                                   THE CHASE MANHATTAN BANK, as the Liquidity
                                   Agent and as a Bank


                                   By:
                                         --------------------------------
                                         Name:
                                         Title: Vice President



                                   NATIONSBANK OF NORTH CAROLINA, N.A.


                                   By:
                                         --------------------------------
                                         Name:
                                         Title: Senior Vice President

                                   THE BANK OF NOVA SCOTIA


                                   By:
                                         --------------------------------
                                         Name:
                                         Title:

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                   Atlanta Agency


                                   By:
                                         --------------------------------
                                         Name:
                                         Title:


                 The undersigned Certificateholders acknowledge and consent to all of the foregoing amendments by execution below:



                                   THE PRUDENTIAL INSURANCE COMPANY OF
                                   AMERICA


                                   By:
                                         --------------------------------
                                         Name:
                                         Title:


                                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                                   By:
                                         --------------------------------
                                         Name:
                                         Title:


                                   PACIFIC MUTUAL LIFE INSURANCE COMPANY


                                   By:
                                         --------------------------------
                                         Name:
                                         Title:

                                   PACIFIC CORINTHIAN LIFE INSURANCE COMPANY



                                   By:
                                         --------------------------------
                                         Name:
                                         Title:

Exhibit A

                 Each of the Series 1993-1 Supplement, the Series 1993-2 Supplement, the Series 1994-1 Supplement, the Series 1994-2 Supplement and the Series 1994-3 Supplement are hereby amended as follows (blanks in a Series designation will be completed with the applicable Series designation for each Supplement)

                 New subparagraphs 4.04(q), (r), (s) and (t) shall be added as follows:


Section 4.04(q)

                 The Series      Class B Certificate Collection Account.  The
Trustee, for the benefit of the Certificateholders holding the Series _____ Certificates (the "Series _______ Certificateholders"), shall establish or shall cause to be established and maintained with an Eligible Institution (which may be the Trustee) in the name of the Trustee, on behalf of the Trust, a segregated trust account (the "Series _____ Class B Certificate Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series __________ Certificateholders. The Series _____ Class B Certificate Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Series ______ Certificateholders. If, at any time, the institution holding the Series _____ Class B Certificate Collection Account ceases to be an Eligible Institution, the Trustee shall within 30 days of a Responsible Officer learning of such event establish a new Series _____ Class B Certificate Collection Account meeting the conditions specified above with an Eligible Institution, transfer any cash and/or any investments to such new Series _____ Class B Certificate Collection Account and from the date such new Series _____ Class B Certificate Collection Account is established, it shall be the "Series _____ Class B Certificate Collection Account". Neither the Transferor nor the Servicer, nor any person or entity claiming by, through or under the Transferor or Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Series _____ Class B Certificate Collection Account except to the extent provided in the Agreement as modified by this Supplement.

                 (r)      Administration of the Series      Class B Certificate
Collection Account. Funds on deposit in the Series _____ Class B Certificate Collection Account shall at the direction of the Servicer be invested by the Trustee in Permitted Investments that will mature so that such funds will be available prior to the Payment Date following such investment. Any funds on deposit in the Series _____ Class B Certificate Collection Account to be so invested shall be invested solely in Permitted Investments. Any request by the Servicer to invest funds on deposit in the Series _____ Class B Certificate Collection Account shall be in writing and shall be deemed a certification by the Servicer to the Trustee that the requested investment is a Permitted Investment which matures at or prior to the time required hereby. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until maturity. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Series _____ Class B Certificate Collection Account ______ shall be paid by the Trustee to the Transferor on each Payment Date.

                 (s)      Identification of Series     Class B Certificate
Collection Account. Schedule A, which is hereby incorporated into and made a part of this Supplement, identifies the Series ___ Class B Certificate Collection Account by setting forth the account number of such account, the account designation of such account and the name and location of the institution with which such account has been established.

                 (t)      Application of Funds in the Series    Class B
Certificate Collection Account. On each Payment Date funds available in the Series _____ Class B Certificate Collection Account shall be applied for the purposes provided in this Section 4.04; provided, however, if on any Payment Date there shall be no Receivables held in the Trust, then any amounts held in the Series ____ Class B Certificate Collection Account shall be applied (i) first, to the payment of any amounts due on the Series ____ Class A Certificates, and (ii) second, to the payment of any amounts due on the Series ____ Class B Certificates.

____________________

                 Section 4.04(h) of each Supplement shall be amended as follows:

                 The last sentence of such subparagraph shall be deleted and replaced with the following:

                 Notwithstanding the preceding sentence, from and after the Amortization Period Commencement Date, all excess Series _______Imputed Yield Collections shall first be allocated to the payment of the unpaid Make-Whole Amount, if any, owing to the Class A Certificateholders pursuant to Section 19 of the Series ________ Supplement and, if sufficient funds have been allocated to fully satisfy such unpaid Make-Whole Amount, remaining excess Series ______ Imputed Yield Collections shall be characterized as restricted funds ("Restricted Funds") in respect of the Series _____ Certificates and deposited into the Series _____ Class B Certificate Collection Account.

____________________

                 Section 4.04(i) of each Supplement shall be amended to be as follows:

                 (i) Class A Certificate Defaults. On each Settlement Date, after giving effect to the payments required pursuant to Sections 4.04(a), (b) and (c) (including any payments from Undistributed Class B Interest and Subordinated Series _____ Principal Collections with respect thereto), the Trustee, acting in accordance with instructions from the Servicer, shall pay, (i) from available Series ______ Imputed Yield Collections and, (ii) from and after the Amortization Period Commencement Date, from any amounts on deposit in the Series _____ Class B Certificate Collection Account, an amount equal to the excess, if any, of (i) the product of (x) the Defaulted Amount for the preceding Settlement Period as determined on the preceding Determination Date and (y) the average Class A Invested Percentage during such preceding Settlement Period over (ii) the aggregate Class A Default Amounts for each Business Day in the preceding Settlement Period (in each case, without regard to the aggregate amount of Class A Charge-Offs outstanding from previous days) the "Class A Default Deficiency Amount"), (i) to the Holder of the Transferor Certificate, during the Non-Amortization Period, but only to the extent of available Series ________ Imputed Yield Collections (and, if required, from Undistributed Class B Interest and Subordinated Series ________ Principal Collections) and (ii) to the Principal Funding Account, during the Amortization Period to the extent of available Series _______ Imputed Yield Collections (and, if required, from Undistributed Class B Interest, and Subordinated Series _______ Principal Collections and amounts available in the Series _____ Class B Certificate Collection Account). If available Series _______ Imputed Yield Collections are less than the Class A Default Deficiency Amount, the Trustee, acting in accordance with instructions from the Servicer, shall determine the aggregate amount paid to the Holder of the Transferor Certificate during the preceding Settlement Period pursuant to Section 4.04(h) and shall deem such payments to have been made in satisfaction of such Class A Default Deficiency Amount, up to the amount thereof. Any amounts recharacterized as payments of the Class A Default Deficiency Amount and any amounts from the Series _____ Class B Certificate Collection Account applied under this Section 4.04(i) shall be treated, for all purposes hereunder, as payments in respect of Principal Receivables.

____________________

                 Section 4.04(j) of each Supplement shall be amended to be as follows:

                 (j) Settlement Date Adjustment and Reimbursement of Class A Charge-Offs. On each Settlement Date, the Trustee, acting in accordance with instructions from the Servicer, shall reduce the aggregate amount of Class A Charge-Offs, if any, and correspondingly increase the Class A Invested Amount, to the extent of the excess, if any, of (i) the aggregate Class A Default Amounts for each Business Day in the preceding Settlement Period over (ii) the product of (x) the Defaulted Amount for the preceding Settlement Period as determined on the preceding Determination Date and (y) the average Class A Invested Percentage during such preceding Settlement Period.
On each Settlement Date, after giving effect to such reduction and to the payments required pursuant to Sections 4.04(a), (b), (c) and (i) (including any payments from Undistributed Class B Interest, Subordinated Series ________ Principal Collections with respect thereto and funds from the Series _____ Class B Certificate Collection Account), the Trustee, acting in accordance with instructions from the Servicer, shall pay, (i) from available Series _________ Imputed Yield Collections and, (ii) from and after the Amortization Period Commencement Date from any amounts on deposit in the Series _____ Class B Certificate Collection Account, an amount equal to the sum of (x) the aggregate amount of Class A Charge-Offs, if any, which have not theretofore been reimbursed pursuant to Section 4.04(d) and this Section 4.04(j) and (y) the excess of the amount determined in accordance with Section 4.04(i) over the amount paid or characterized as having been paid with respect thereto pursuant to the first and second sentences of Section 4.04(i) ("Unreimbursed Class A Charge-Offs"), (i) to the Holder of the Transferor Certificate, during the Non-Amortization Period, but only to the extent of available Series __________ Imputed Yield Collections (and, if required, from Undistributed Class B Interest and Subordinated Series __________ Principal Collections), and (ii) to the Principal Funding Account, during the Amortization Period to the extent of Series ________ Imputed Yield Collections (and, if required, from Undistributed Class B Interest, Subordinated Series _________ Principal Collections and funds from the Series _____ Class B Certificate Collection Account), and the Class A Invested Amount shall be increased by the amount so paid or deposited. Any such amounts paid under this Section 4.04(j) shall be treated, for all purposes hereunder, as payments in respect of Principal Receivables.

____________________

                 Section 4.04(k) of each Supplement shall be amended to be as follows:

                 (k) Class B Certificate Defaults. On each Settlement Date, after giving effect to the payments required pursuant to Sections 4.04(a), (b), (c), (i), (j), (e) and (f), the Trustee, acting in accordance with instructions from the Servicer, shall pay, solely from available Series ______ Imputed Yield Collections, but if there shall then no longer be any Class A Certificates outstanding and unpaid, then also from any amounts on deposit in the Series _____ Class B Certificate Collection Account, an amount equal to the excess, if any, of (i) the product of (x) the Defaulted Amount for the preceding Settlement Period as determined on the preceding Determination Date and (y) the average Class B Invested Percentage during such preceding Settlement Period over (ii) the aggregate Class B Default Amounts for each Business Day in the preceding Settlement Period (in each case, without regard to the aggregate amount of Class B Charge-Offs outstanding from previous days) (the "Class B Default Deficiency Amount"), (i) to the Holder of the Transferor Certificate, during the Non-Amortization Period, but only to the extent of available Series ________ Imputed Yield Collections, and (ii) to the Principal Funding Account, during the Amortization Period to the extent of available Series ________ Imputed Yield Collections, but if there shall no longer be any Class A Certificates outstanding and unpaid, then also from any amounts on deposit in the Series _____ Class B Certificate Collection Account. If available Series ________ Imputed Yield Collections are less than the Class B Default Deficiency Amount, the Trustee, acting in accordance with instructions from the Servicer, shall determine the aggregate amount paid to the Holder of the Transferor Certificate during the preceding Settlement Period pursuant to
Section 4.04(h) and shall deem such payments to have been made in satisfaction of such Class B Default Deficiency Amount, up to the amount thereof. Any amounts recharacterized as payments of the Class B Default Deficiency Amount shall be treated, for all purposes hereunder, as payments in respect of Principal Receivables. Notwithstanding anything to the contrary in this
Section 4.04(k), from and after the Amortization Period Commencement Date, until the Class A Invested Amount and all accrued interest thereon has been paid to, or deposited for the benefit of, the Class A Certificateholders, no allocation of available Series _________ Imputed Yield Collections to the Class B Default Deficiency Amount shall be made under this Section 4.04(k).

____________________

                 Section 4.04(l) of each Supplement shall be amended to be as follows:

                 (l) Settlement Date Adjustment and Reimbursement of Class B Charge-Offs. On each Settlement Date, the Trustee, acting in accordance with instructions from the Servicer, shall reduce the aggregate amount of Class B Charge-Offs, if any, and correspondingly increase the Class B Invested Amount, to the extent of the excess, if any, of (i) the aggregate Class B Default Amounts for each Business Day in the preceding Settlement Period over (ii) the product of (x) the Defaulted Amount for the preceding Settlement Period as determined on the preceding Determination Date and (y) the average Class B Invested Percentage during such preceding Settlement Period. On each Settlement Date, after giving effect to such reduction and to the payments required pursuant to Sections 4.04(a), (b), (c), (i), (j), (e), (f) and (k), the

Trustee, acting in accordance with instructions from the Servicer, shall pay, solely from available Series _______ Imputed Yield Collections but if there shall no longer be any Class A Certificates outstanding and unpaid, then also from any amounts on deposit in the Series _____ Class B Certificate Collection Account, an amount equal to the sum of (x) the aggregate amount of Class B Charge-Offs, if any, which have not theretofore been reimbursed pursuant to
Section 4.04(g) and this Section 4.04(l) and (y) the excess, if any, of the amount determined pursuant to the first sentence of Section 4.04(k) over the amount paid or characterized as having been paid with respect thereto pursuant to the first and second sentences of Section 4.04(k) ("Unreimbursed Class B Charge-Offs"), (i) to the Holder of the Transferor Certificate, during the Non-Amortization Period, but only to the extent of available Series _______ Imputed Yield Collections, and (ii) to the Principal Funding Account, during the Amortization Period to the extent of Series _________ Imputed Yield Collections, but if there shall no longer be any Class A Certificates outstanding and unpaid, then also from any amounts on deposit in the Series _____ Class B Certificate Collection Account, and the Class B Invested Amount shall be increased by the amount so paid or deposited. Any amounts paid under this Section 4.04(l) shall be treated, for all purposes hereunder, as payments in respect of Principal Receivables. Notwithstanding anything to the contrary in this Section 4.04(l), from and after the Amortization Period Commencement Date, until the Class A Invested Amount and all accrued interest thereon has been paid to, or deposited for the benefit of, the Class A Certificateholders, no allocation of available Series ________ Imputed Yield Collections to Unreimbursed Class B Charge-Offs shall be made under this Section 4.04(l).

____________________

                 Section 4.04(m) of each Supplement shall be amended to be as follows:

                 (m)      Settlement Date Payments and Deposits of Excess
Series      Imputed Yield Collections.  On each Settlement Date, after giving effect to the payments required pursuant to Sections 4.04(a), (b), (c), (i),
(j), (e), (f), (k) and (l), the Trustee, acting in accordance with instructions from the Servicer, shall pay or deposit, as applicable, all remaining Series _______ Imputed Yield Collections, and, if there shall no longer remain any Class A Certificates outstanding and unpaid, then also all amounts remaining in the Series _____ Class B Certificate Collection Account, (i) if the Transferor Eligible Amount as of the end of the preceding Business Day is greater than or equal to the Transferor Minimum Amount, to the Holder of the Transferor Certificate and (ii) if the Transferor Eligible Amount as of the end of the preceding Business Day is less than the Transferor Minimum Amount, first, to the Transferor Account to the extent required to cause the Transferor Eligible Amount to be not less than the Transferor

Minimum Amount, and second, any remaining Series _________ Imputed Yield Collection, to the Holder of the Transferor Certificate. Notwithstanding the preceding sentence, from and after the Amortization Period Commencement Date until there shall no longer be any Class A Certificates remaining outstanding and unpaid, all excess Series _______ Imputed Yield Collections shall be deposited into the Series _____ Class B Certificate Collection Account.

____________________

                 Section 4.04(n) of each Supplement shall be amended to be as follows:

                 (n)      Undistributed Series        Imputed Yield
Collections. If, as of the end of any day on which Series _______ Imputed Yield Collections are to be distributed pursuant to Sections 4.04(c), (d), (f),
(g), (h), (i), (j), (k), (l) or (m), such payments would cause the Transferor Eligible Amount, after taking into account payments to the Transferor pursuant to Section 4.03 and Sections 4.04(c), (d), (f), (g), (h), (i), (j), (k), (l)
and (m) and the increase in the Transferor Eligible Amount resulting from the transfer of any new Receivables to the Trust as of such day, to be less than the Transferor Minimum Amount (any such Series ______ Imputed Yield Collections to the extent applied to reduce the Transferor Eligible Amount to the Transferor Minimum Amount being referred to as "Distributed Series
Imputed Yield Collections"), then the Trustee, acting in accordance with instructions from the Servicer, shall pay or deposit, as applicable, any Series _________ Imputed Yield Collections allocated to the Holder of the Transferor Certificate in excess of Distributed Series ________ Imputed Yield Collections
("Undistributed Series      Imputed Yield Collections"), first, to the
Transferor Account to the extent required to cause the Transferor Eligible Amount to be not less than the Transferor Minimum Amount, and second, any remaining Series ________ Imputed Yield Collections to the Holder of the Transferor Certificate. Notwithstanding the preceding sentence, from and after the Amortization Period Commencement Date until there shall no longer be any Class A Certificates remaining outstanding and unpaid, all Undistributed Series _______ Imputed Yield Collections shall be deposited into the Series _____ Class B Certificate Collection Account.

                                   EXHIBIT B



                 "CMD" shall refer to the operations categorized as the Consumer Markets Division from time to time on the internal records of Micro, which operations generally include the marketing of products to certain retailers engaged in mass marketing. It is understood and agreed that the activities so categorized and the specific obligors included therein may change from time to time in the good faith determination of Micro.